PERMA-FIX ENVIRONMENTAL SERVICES, INC.

13.50% SENIOR SUBORDINATED NOTE DUE 2006

CUSIP# 714157 AA 2
R-                                         New York, New York
$                                               July 31, 2001

          PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to ________, or its registered assigns, the principal amount of $________ on July 31, 2006, with interest (computed on the basis of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 13.50% per annum from the date hereof, payable quarterly on each January 31, April 30, July 31 and October 31 after the date hereof, commencing October 31, 2001, until such unpaid balance shall become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent permitted by applicable law) on any overdue interest, at the rate of 15.50% per annum until paid, payable quarterly as aforesaid or, at the option of the holder hereof, on demand. Payments of principal and interest on this Note shall be made in the lawful currency of the United States of America at the principal office of Bankers Trust Connecticut, Ltd. or at such other office or agency as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Warrant Purchase Agreements referred to below.

          This Note is one of the Company's 13.50% Senior Subordinated Notes due 2006 (the "Notes"), originally issued in the aggregate principal amount of $5,625,000 pursuant to the Note and Warrant Purchase Agreement, dated as of July 31, 2001, as from time to time amended, among the Company and the institutional investors named therein. The holder of this Note is entitled to the benefits of such Note and Warrant Purchase Agreement, as from time to time amended, and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

          This Note is a registered Note and is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the holder hereof or such holder's attorney duly authorized in writing. Reference in this Note to a "holder" shall mean the person in whose name this Note is at the time registered on the register kept by the Company as provided in such Note and Warrant Purchase Agreement and the Company may treat such person as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          The holder of this Note is entitled to the benefits of a certain Guaranty Agreement, dated as of July 31, 2001, by the Subsidiaries of the Company.

          This Note is subject to the terms of a Subordination Agreement in favor of PNC Bank, National Association. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement.

          The Notes are under certain circumstances subject to required and optional prepayment, in whole or in part, in certain cases with a premium and in other cases without a premium, all as specified in such Note and Warrant Purchase Agreement.

          In case an Event of Default, as defined in such Note and Warrant Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may become due and payable in the manner and with the effect provided in such Note and Warrant Purchase Agreement.

This Note is made and delivered in New York, New York, and shall be governed by the laws of the State of New York.

                                                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                       By:
                          Name: Richard T. Kelecy
                                                                 Title: Vice President

CERTIFICATE OF GUARANTY
OF
PERMA-FIX OF FLORIDA, INC.
PERMA-FIX OF FORT LAUDERDALE, INC.
PERMA-FIX OF DAYTON, INC.
PERMA-FIX TREATMENT SERVICES, INC.
PERMA-FIX OF MEMPHIS, INC.
PERMA-FIX, INC.
PERMA-FIX OF NEW MEXICO, INC.
RECLAMATION SYSTEMS, INC.
INDUSTRIAL WASTE MANAGEMENT, INC.
SCHREIBER, YONLEY & ASSOCIATES
MINTECH, INC.
PERMA-FIX OF ORLANDO, INC.
PERMA-FIX OF SOUTH GEORGIA, INC.
PERMA-FIX OF MICHIGAN, INC.
DIVERSIFIED SCIENTIFIC SERVICES, INC.
EAST TENNESSEE MATERIALS & ENERGY CORPORATION

                                       Dated: July 31, 2001

          PERMA-FIX OF FLORIDA, INC., PERMA-FIX OF FORT LAUDERDALE, INC., PERMA-FIX OF ORLANDO, INC., each a Florida corporation, PERMA-FIX OF DAYTON, INC., an Ohio Corporation, PERMA-FIX TREATMENT SERVICES, INC., RECLAMATION SYSTEMS, INC., PERMA-FIX, INC., MINTECH, INC., each an Oklahoma corporation, PERMA-FIX OF MEMPHIS, INC., DIVERSIFIED SCIENTIFIC SERVICES, INC., EAST TENNESSEE MATERIALS & ENERGY CORPORATION, each a Tennessee corporation, PERMA-FIX OF NEW MEXICO, INC., a New Mexico corporation, INDUSTRIAL WASTE MANAGEMENT, INC., SCHREIBER, YONLEY & ASSOCIATES, each a Missouri corporation, PERMA-FIX OF SOUTH GEORGIA, INC., a Georgia corporation, and PERMA-FIX OF MICHIGAN, INC., a Michigan corporation (the "Guarantors"), for valuable consideration, hereby jointly and severally, irrevocably and unconditionally guarantee the due and punctual payment of the principal of and premium, if any, and interest on, and any other amounts due under, the 13.50% Senior Subordinated Note due 2006 (the "Note") of PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company"), to which this Certificate of Guaranty is attached, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise), in accordance with the terms of, and subject to the limitations set forth in the Guaranty Agreement, dated as of July 31, 2001, of the Guarantors. This guaranty is an absolute, present and continuing guaranty of payment and not of collectibility, and if the Company shall fail to pay punctually any payment required to be made by it in respect of the Note, each Guarantor agrees immediately to pay the same to the holder of the Note and in any event prior to the date on which such failure shall constitute an Event of Default as defined in the Note and Warrant Purchase Agreement, dated as of July 31, 2001, among the Company and the institutional investors named therein, without demand, presentment, protest or notice of any kind, all of which are unconditionally waived by the Guarantors.

          The holder of the Note is entitled to the benefits of the Note and Warrant Purchase Agreement referred to above.

                        PERMA-FIX OF FLORIDA, INC.

                        By:
                                                                     Name: Richard T. Kelecy
                                                                    Title: Vice President

                                                         PERMA-FIX OF FORT LAUDERDALE, INC.

                         By:
                            Name: Richard T. Kelecy
                            Title:Vice President

                                                         PERMA-FIX OF DAYTON, INC.

                        By:
                            Name: Richard T. Kelecy
                            Title: Vice President

                        PERMA-FIX TREATMENT SERVICES, INC.

                        By:
                           Name: Richard T. Kelecy
                           Title: Vice President

                        PERMA-FIX OF MEMPHIS, INC.

                        By:
                                                                    Name: Richard T. Kelecy
                                                                    Title: Vice President

                        PERMA-FIX, INC.

                        By:
                           Name: Richard T. Kelecy
                           Title: Vice President

                        PERMA-FIX OF NEW MEXICO, INC.

                        By:
                           Name: Richard T. Kelecy
                           Title: Vice President

                        RECLAMATION SYSTEMS, INC.

                        By:
                                                               Name: Richard T. Kelecy
                           Title: Vice President

                        INDUSTRIAL WASTE MANAGEMENT, INC.

                        By:
                                                               Name: Richard T. Kelecy
                                                               Title: Vice President

                           SCHREIBER, YONLEY & ASSOCIATES

                           By:
                                                                       Name: Richard T. Kelecy
                                                                       Title: Vice President

                           MINTECH, INC.

                           By:
                                                                       Name: Richard T. Kelecy
                                                                       Title: Vice President

                            PERMA-FIX OF ORLANDO, INC.

                            By:
                                                                          Name: Richard T. Kelecy
                                                                          Title: Vice President

                             PERMA-FIX OF SOUTH GEORGIA, INC.

                            By:
                                                                         Name: Richard T. Kelecy
                                                                         Title: Vice President

                            PERMA-FIX OF MICHIGAN, INC.

                            By:
                                                                          Name: Richard T. Kelecy
                                                                          Title: Vice President

                            DIVERSIFIED SCIENTIFIC
                                                                  SERVICES, INC.

                            By:
                                                                          Name: Richard T. Kelecy
                                                                          Title: Vice President

                            EAST TENNESSEE MATERIALS
                                                                  AND ENERGY CORPORATION

                            By:
                                                                          Name: Richard T. Kelecy
                                                                          Title: Vice President